UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 14, 2019

Benchmark 2019-B9 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001764759)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-21	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 14, 2019, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2019 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Benchmark 2019-B9 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B9 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class X-J, Class D, Class E, Class F, Class G, Class H, Class J and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class S Certificates, and (iv) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $728,129,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”) and The Williams Capital Group, L.P. (“WCG” and together with CGMI, DBSI, JPMS and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of February 1, 2019 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, DBSI and JPMS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated January 29, 2019, as supplemented by the Supplement to Preliminary Prospectus, dated January 30, 2019, and by the Prospectus, dated February 1, 2019 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $111,212,928, were sold to CGMI, DBSI, JPMS, Academy and WCG (together with CGMI, DBSI, JPMS and Academy in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of February 1, 2019, between the Depositor and the Initial Purchasers. The Private Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2019-B9 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 50 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 88 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2019 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2019 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (iii) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2019 (the “JPMCB Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

On February 14, 2019, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI, an “originator” (within the meaning of Regulation RR (17 CFR § 246.1, et seq.) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) of Mortgage Loans and/or portions thereof representing approximately 49.9% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $22,063,870 of the VRR Interest, in exchange for a reduction in the price that CREFI received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor. On February 14, 2019, pursuant to the JPMCB Mortgage Loan Purchase Agreement, JPMCB, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 21.2% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $9,362,005 of the VRR Interest, in exchange for a reduction in the price that JPMCB received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor. On February 14, 2019, pursuant to the GACC Mortgage Loan Purchase Agreement, Deutsche Bank AG, acting through its New York Branch (a “majority-owned affiliate” (within the meaning of Regulation RR) of GACC, the “retaining sponsor” (within the meaning of Regulation RR)) acquired, in a transaction exempt from registration under the Act, $12,750,016 of the VRR Interest, as partial consideration for the Mortgage Loans and/or portions thereof that GACC transferred to the Depositor.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
3 Park Avenue	4.4	N/A
Kawa Mixed Use Portfolio	4.5	4.2
Staples Strategic Industrial	4.6	4.2
Fairbridge Office Portfolio	4.7	N/A
10 Brookline Place	4.8	4.2
Liberty Station Retail	4.9	N/A(1)
AC Marriott Downtown Tucson	4.10	N/A
Aventura Mall	4.11	4.3
1421 West Shure Drive	4.12	4.2
(1)	The subject Loan Combination will be serviced under the Pooling and Servicing Agreement until the securitization of the related Pari Passu Companion Loan evidenced by the related Servicing Shift Lead Note, after which the subject Loan Combination will be serviced pursuant to the Outside Servicing Agreement for such securitization. That Outside Servicing Agreement will be identified and filed on a Form 8-K following such securitization.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, GACC and JPMCB. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,609,299, were approximately $922,376,340. Of the expenses paid by the Depositor, approximately $187,935 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,421,364 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated February 1, 2019. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Midland Loan Services, a Division of PNC Bank, National Association will act as primary servicer with respect to the Mortgage Loans sold to the Depositor by JPMCB pursuant to that certain Primary Servicing Agreement, dated as of February 1, 2019 and as to which an executed version is attached hereto as Exhibit 99.4, between Wells Fargo Bank, National Association and Midland Loan Services, a Division of PNC Bank, National Association.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	Benchmark 2018-B8 PSA
Exhibit 4.3	Aventura Mall Trust 2018-AVM TSA
Exhibit 4.4	3 Park Avenue Co-Lender Agreement
Exhibit 4.5	Kawa Mixed Use Portfolio Co-Lender Agreement
Exhibit 4.6	Staples Strategic Industrial Co-Lender Agreement
Exhibit 4.7	Fairbridge Office Portfolio Co-Lender Agreement
Exhibit 4.8	10 Brookline Place Co-Lender Agreement
Exhibit 4.9	Liberty Station Retail Co-Lender Agreement
Exhibit 4.10	AC Marriott Downtown Tucson Co-Lender Agreement
Exhibit 4.11	Aventura Mall Co-Lender Agreement
Exhibit 4.12	1421 West Shure Drive Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2019
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2019 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2019 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 1, 2019, which such certification is dated February 1, 2019
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GACC Mortgage Loan Purchase Agreement
Exhibit 99.3	JPMCB Mortgage Loan Purchase Agreement
Exhibit 99.4	Primary Servicing Agreement, dated as of February 1, 2019, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2019	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

BMARK 2019-B9 – Form 8-K (Closing)